UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

MAPLEBEAR INC.

(Exact name of registrant as specified in its charter)
Delaware	001-41805	46-0723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Beale Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices) (Zip code)
(888) 246-7822
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CART	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 22, 2025, Maplebear Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 31, 2025. The Company’s stockholders voted on the following three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 8, 2025 (the “Proxy Statement”):
1.To elect two Class II directors to hold office until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation, or removal;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and
3.To approve, on non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.
The final results with respect to each proposal are set forth below:
Proposal 1 - Election of Directors
The Company’s stockholders elected each of the two nominees named below as Class II directors to serve until the Company’s 2028 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, or removal. The voting results are set forth below:

Director Nominee	For	Withheld	Broker Non-Votes
Ravi Gupta	142,053,209	37,275,446	25,443,324
Daniel Sundheim	160,335,889	18,992,766	25,443,324
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results are set forth below:

For	Against	Abstain
204,313,243	393,393	65,343
Proposal 3 - Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
98,904,648	80,342,478	81,529	25,443,324

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maplebear Inc.

Date: May 27, 2025	By:	/s/ Emily Reuter
Emily Reuter
Chief Financial Officer